SCHEDULE OF TAX EXPENSE FOR FEDERAL INCOME TAX PURPOSES (Details) - USD ($)	3 Months Ended	12 Months Ended
	Apr. 30, 2024	Jan. 31, 2024	Jan. 31, 2023
Income Tax Disclosure [Abstract]
Tax expense (benefit) at the statutory rate	$ (175,461)	$ (285,980)	$ (321,337)
State income taxes, net of federal income tax benefit	(41,776)	(68,090)	(76,509)
Change in valuation allowance	217,237	354,070	397,846
Total